UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(513) 579-7780
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events.
Macy’s, Inc. (the “Company”) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions from the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) to delay filing its Quarterly Report on Form 10-Q for the quarterly period ended May 2, 2020 (the “1st Quarter Form 10-Q”) that is due June 11, 2020, due to circumstances related to the novel coronavirus (COVID-19).
The impact of COVID-19 on the Company and its employees, including the impact of the Company’s decision to furlough the majority of its workforce has slowed the Company’s routine quarterly close process. These conditions have caused significant disruptions to the Company’s operations including requiring key personnel to devote considerable time and resources to manage emerging issues impacting its business. This, in turn, has caused and will continue to cause delays in the Company’s ability to complete the 1st Quarter Form 10-Q. The Company expects to file the 1st Quarter Form 10-Q no later than July 27, 2020, which is the first business day 45 days after the original filing due date.

As a result of events occurring during the 1st quarter of 2020, including but not limited to COVID-19, the Company's common shares experienced a significant decline in valuation. The Company determined that a goodwill impairment triggering event occurred which will require an interim quantitative impairment assessment. As the market valuation of the Company's common shares has continued to decline, the Company expects to incur a goodwill impairment charge in the 1st quarter of 2020.

COVID-19 Risk Factor

In light of the rapidly evolving COVID-19 outbreak, the Company is also filing this Current Report on Form 8-K for the purpose of supplementing the risk factors disclosed in Item 1A of its Annual Report on Form 10-K for the fiscal year ended February 1, 2020. Accordingly, the Company’s risk factor disclosure is hereby updated as follows:

The recent outbreak of COVID-19 has had and will continue to have a significant negative impact on the Company's business and financial results.

In December 2019, there was an outbreak of COVID-19 in China that has since spread to the other regions of the world. The outbreak was subsequently labeled as a global pandemic by the World Health Organization in March 2020. As the pandemic continues to spread throughout the United States, businesses as well as federal, state and local governments have implemented significant actions to attempt to mitigate this public health crisis. Although the ultimate severity of the COVID-19 outbreak is uncertain at this time, the pandemic has had and will continue to have adverse impacts on the Company's financial condition and results of operations, including, but not limited to:

•
On March 18, 2020, the Company temporarily closed all of its stores and subsequently furloughed the majority of its workforce. As different states and localities have begun to ease the regulations imposed to slow the spread of COVID-19, the Company has, in turn, recently begun to open a portion of its stores and will continue to do so over the coming weeks and months. The decision to reopen a store is driven by evaluating whether such decision is safe for the Company's customers and employees as well as an evaluation of guidance provided by the federal, state and local governments. The Company experienced, and expects to continue to experience, significant reductions and volatility in demand for its retail products as customers are not able to purchase merchandise due to illness, quarantine or government or self-imposed restrictions placed on the Company's stores’ operations. Additionally, social distancing measures or changes in consumer spending behaviors due to COVID-19 may continue to impact traffic in stores after normal operations are resumed and such actions could result in a loss of sales and profit. In addition, the Company expects to be impacted by the deterioration in the economic conditions in North America, which could have an impact on discretionary consumer spending. While it is premature to accurately predict the ultimate impact of these developments, the Company expects its results of operations will be adversely impacted in a significant manner.

•
The Company has experienced and will continue to experience temporary or long-term disruptions in its supply chain, as the outbreak has resulted in travel disruptions and has impacted manufacturing and distribution throughout the world. The receipt of products or raw material sourced from impacted areas has been and will continue to be slowed or disrupted in the coming months which could impact the fulfillment of merchandise orders from the Company’s brand partners. Furthermore, transportation delays and cost increases, more extensive travel restrictions, closures or disruptions of businesses and facilities or social, economic, political or labor instability in the affected areas, have impacted and will continue to impact the Company or its suppliers' operations and its customers.

•
The Company has been and may continue to be required to change its plan for inventory receipts which could place financial pressure on its brand partners. Such actions may negatively impact relationships with brand partners or adversely impact their financial performance and position. If this occurs, current brand partners’ ability to meet their obligations to the Company may be impacted or the Company may also be required to identify new brand partner relationships.

•
The Company’s liquidity has been negatively impacted by the store closures and the Company is pursuing additional sources of financing to meet its financial obligations. Obtaining such financing is not guaranteed and is largely dependent upon market conditions and other factors. Further actions may be required to improve the Company’s cash position, including but not limited to, monetizing Company assets, elongating employee furloughs, and foregoing capital expenditures and other discretionary expenses. Failure to obtain additional financing or enhance the Company’s liquidity could lead to default on its current financing arrangements and impact the Company’s ability to meet its obligations as they come due.

The Company cannot foresee whether the outbreak of COVID-19 will be effectively contained, nor can it predict the severity and duration of its impact. As such, impacts of COVID-19 to the Company are highly uncertain and the Company will continue to assess the financial impacts. The disruption to the global economy and to the Company's business may lead to additional triggering events that may indicate that the carrying value of certain assets, including inventories, long-lived assets, and intangibles may not be recoverable.

The extent of the impact of COVID-19 on the Company’s operations and financial results depends on future developments and is highly uncertain due to the unknown duration and severity of the outbreak. The situation is changing rapidly and future impacts may materialize that are not yet known.

Forward-Looking Statements
All statements in this report that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of Macy’s management and are subject to significant risks and uncertainties. Actual results could differ materially from those expressed in or implied by the forward-looking statements contained in this report because of a variety of factors, including the effects of the weather, natural disasters, and health pandemics, including COVID-19 on customer demand, our supply chain as well as our consolidated results of operations, financial position and cash flows; possible invalidity of the underlying beliefs and assumptions; Macy’s ability to successfully implement its Polaris strategy, including the ability to realize the anticipated benefits within the expected timeframe or at all; the success of Macy’s operational decisions, such as product sourcing, merchandise mix and pricing, and marketing, and strategic initiatives, such as Growth stores, Backstage on-mall off-price business, and vendor direct expansion; general consumer-spending levels, including the impact of changes in economic conditions, consumer disposable income levels, consumer confidence levels, the availability, cost and level of consumer debt, and the costs of basic necessities and other goods; competitive pressures from department and specialty stores, general merchandise stores, manufacturers’ outlets, off-price and discount stores, and all other retail channels, including the Internet, catalogs and television; Macy’s ability to remain competitive and relevant as consumers’ shopping behaviors migrate to other shopping channels and to maintain its brand and reputation;

possible systems failures and/or security breaches, including any security breach that results in the theft, transfer or unauthorized disclosure of customer, employee or company information, or the failure to comply with various laws applicable to Macy’s in the event of such a breach; the cost of employee benefits as well as attracting and retaining quality employees; transactions and strategy involving Macy’s real estate portfolio; the seasonal nature of Macy’s business; conditions to, or changes in the timing of, proposed transactions, and changes in expected synergies, cost savings and non-recurring charges; the potential for the incurrence of charges in connection with the impairment of intangible assets, including goodwill; possible changes or developments in social, economic, business, industry, market, legal, and regulatory circumstances and conditions; possible actions taken or omitted to be taken by third parties, including customers, suppliers, business partners, competitors and legislative, regulatory, judicial and other governmental authorities and officials; changes in relationships with vendors and other product and service providers; currency, interest and exchange rates and other capital market, economic and geo-political conditions; unstable political conditions, civil unrest, terrorist activities and armed conflicts; the possible inability of Macy’s manufacturers or transporters to deliver products in a timely manner or meet Macy’s quality standards; Macy’s reliance on foreign sources of production, including risks related to the disruption of imports by labor disputes, regional and global health pandemics, and regional political and economic conditions; duties, taxes, other charges and quotas on imports; and other factors identified in documents filed by Macy’s with the Securities and Exchange Commission. Macy’s disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Macy’s, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2020	MACY’S, INC. By:/s/ Elisa D. Garcia Name: Elisa D. Garcia Title: Chief Legal Officer and Secretary